UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2014

MEDBOX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8439 West Sunset Blvd., Suite 101

West Hollywood, CA 90069

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

During the third quarter of 2014, the Company entered into two securities purchase agreements with accredited investors to issue Convertible Debentures (“Debentures”) that provided $3,500,000 in funding in the third quarter of 2014 along with $250,000 in additional funding in the fourth quarter of 2014. The terms of the notes are described in detail in our Form 10-Q for the quarter ended September 30, 2014. As of December 29, 2014, the total amount of Debentures outstanding was $3,750,000. As of December 29, 2014, funding by one lender totaled $2,750,000 (“July Debentures”) and funding by the second lender totaled $1,000,000 (“September Debentures”). Pursuant to the terms of each of the Debentures, upon an event of default, which includes any representation or warranty made in any financial statement being untrue or incorrect in any material respect as of the date when made or deemed made, 125% of the outstanding principal amount of such Debentures and accrued and unpaid interest thereon, in addition to the payment of all other amounts, costs, expenses and liquidated damages due in respect of such Debentures, will become, at the holder’s election, immediately due and payable in cash. In the case of the July Debentures, a make-whole amount equal to all of the interest that, but for the default payment, would have accrued with respect to the principal amount being so redeemed for the period commencing on the default payment date and ending on July 21, 2015 will also become, at the holder’s election, immediately due and payable in cash. After the occurrence of any such event of default that results in the eventual acceleration of the Debentures, the interest rate on the Debentures will accrue at an additional interest rate equal to the lesser of 2% per month (24% per annum) or the maximum rate permitted under applicable law. The triggering event permitting acceleration of the Debentures is described in the information provided in response to Item 4.02 of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.04. The Company is conducting on-going discussions with the holders in order to refinance its existing debt and obtain new financing for operations during the period while the re-stated financial statements are prepared and filed. The holders have provided assurance of forbearance during the pendency of these discussions. The Company and the holders expect to conclude discussions in the near future and will announce the terms of the new financing upon entering into the necessary agreements.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On December 24, 2014, the Board of Directors of the Company determined to amend and restate the financial statements of the Company for the year ended December 31, 2013, the third and fourth quarters of 2013 and the first three quarters of 2014.

In October 2014 the Board of Directors of the Company appointed a special board committee (the “Special Committee”) to investigate a federal grand jury subpoena pertaining to the Company which was served upon the Company’s accountants as well as certain alleged wrongdoing raised by a former employee of the Company. Thereafter the Company received subpoenas from the federal grand jury and the Securities and Exchange Commission. In connection with its investigation of these matters, the Special Committee in conjunction with the Audit Committee initiated an internal review by management and by an outside professional advisor of certain prior period financial reporting of the Company. The outside professional advisor reviewed the Company’s revenue recognition methodology for certain contracts for the third and fourth quarters of 2013. As a result of certain errors discovered in connection with the review by management and its professional advisor, the Audit Committee, upon management’s recommendation, concluded on December 24, 2014 that the consolidated financial statements for the year ended December 31, 2013 and for the third and fourth quarters therein, as well as for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, together with all three, six and nine month financial information contained therein, should no longer be relied upon and will be restated to correct the errors. Therefore, all earnings press releases and similar prior communications issued by the Company as well as other prior statements made by or on behalf of the Company relating to financial reporting or results for those periods should not be relied upon. Lastly, as part of the investigation process, the Company will also examine its financial statements for 2012 and the first two quarters of 2013 and if necessary correct those as well.

The errors which led to the announced restatements relate to revenue recognition on some contracts with customers as to which it appears that revenue had been recognized too soon. The company intends to correct the errors in its financial statements to bring them into conformity with accounting principles generally accepted in the United States of America (GAAP) and SEC regulations. The restated financial statements will recognize revenue at a later time as up-front payments are recognized over the longer of the contract period or the customer relationship, revenue is deferred until key contingencies are removed and it is clear the revenue has been earned in accordance with GAAP and SEC regulations. The Company’s internal review, including a review of the practices and procedures that led to the errors, preparation of fourth quarter and full year 2014 financial statements and restatement of prior periods are not yet concluded, and the actual impact of the revenue recognition corrections and other adjustments that may arise from the ongoing internal review of the Company’s prior and future financial results may vary materially.

As a result of the preliminary findings of the ongoing internal review, management is continuing to assess the Company’s disclosure controls and procedures and internal controls over financial reporting. The Company does not expect to reach a final conclusion as to this assessment until completion of the restatement process. Since management has not completed its assessment of its disclosure controls and procedures, including internal control over financial reporting, there can be no assurance that additional control deficiencies that could be material weaknesses will not be identified. The Company has previously disclosed that its disclosure controls and procedures and internal controls over financial reporting were not effective.

The Chief Financial Officer of the Company discussed these matters with the Company’s independent registered public accounting firm, Q Accountancy Corporation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 22, 2014, the Board of Directors of the Company amended the Company’s Amended and Restated Bylaws to permit action by written consent without a meeting of the stockholders of the Company, effectively rescinding the amendment entered into on December 16, 2014 and reported in the Company’s Current Report on Form 8-K dated December 22, 2014.

A copy of Amendment No. 2 to the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Form 8-K, and the foregoing description is qualified by reference to such Amendment, which is incorporated herein by reference.

Item 8.01 Other Events.

Guy Marsala, the Chief Executive Officer of the Company and a member of the Special Committee, has determined to resign from the Special Committee, effective as of December 16, 2014, in order for the members of the Special Committee to consist exclusively of outside independent directors.

Item 9.01

(d) Exhibits.

3.1	Amendment No. 2 to the Amended and Restated Bylaws of Medbox, Inc.

99.1	Press Release

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements, including with respect to the anticipated restatement of the Company’s financial statements and the Company’s ability to file the amended Forms 10-K and 10-Q on the currently expected schedule. These forward-looking statements are preceded by terms such as “expects,” “plans”, “intends,” “anticipates” or “believes.” These forward-looking statements are based on information currently available to the Company. Such forward-looking statements involve risks and uncertainties, and actual results may differ materially from those expressed or implied. Consequently, the Company wishes to caution readers not to place undue reliance on any such statements. Some important factors that could affect the Company’s actual results include, among others, the thorough review of the Company’s internal financial records that is being conducted, the timing and nature of the additional work required to complete the review and the amended Forms 10-K and 10-Q and the resolution of any accounting errors discovered during the Company’s review. The Company undertakes no obligation to update or correct any forward-looking statement made herein due to the occurrence of events after the filing of this Current Report on Form 8-K, except as required under applicable federal securities law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

Dated: December 30, 2014	By:	/s/ Guy Marsala
Name: Guy Marsala
Title: Chief Executive Officer

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